UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 3940

STRATEGIC FUNDS, INC. (formerly, Dreyfus Premier New Leaders Fund, Inc.)
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	06/30/10

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.  Separate N-CSR Forms will be filed for these series, as appropriate.

Dreyfus Active MidCap Fund

(formerly, Dreyfus Premier New Leaders Fund)

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
32	Information About the Review and Approval of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Active MidCap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Active MidCap Fund, covering the six-month period from January 1, 2010, through June 30, 2010.

After posting solid gains over the first quarter of 2010, stocks encountered renewed volatility in the second quarter, which caused most equity indices to erase their previous gains and end the reporting period lower than where they began.The second-quarter correction occurred despite positive GDP reports, as manufacturing activity improved and unemployment began to moderate in a recovery that has so far proved sustainable but milder than historical averages. Indeed, many of the headlines that have affected investors emanated from overseas markets, including the sovereign debt crisis in Europe and inflation fears in China.

Despite recent headlines about the current state of the U.S. economy, we still believe that it is unlikely that we’ll encounter a “double-dip” recession. Instead, we expect current financial strains to ease and the domestic economy to expand at a moderate pace over the second half of the year. However, we currently see a number of downside risks across the global markets that could result in volatility over the short term, which is why we still believe that a long-term investment focus with an emphasis on high-quality stocks may be suitable for many investors. As always, your financial advisor can help you assess both the risks and opportunities provided by the global financial markets in this investment climate.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through June 30, 2010, as provided by Warren Chiang and C.Wesley Boggs, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2010, Dreyfus Active MidCap Fund’s Class A shares produced a total return of –3.56%, Class B shares returned –4.06%, Class C shares returned –3.98% and Class I shares returned –3.56%.1 In comparison, the Russell Midcap Index (the “Index”), the fund’s benchmark, produced a total return of –2.06% for the same period.2

Stocks encountered heightened volatility late in the reporting period, causing an earlier market rally to sputter when investors grew concerned regarding a number of threats to global economic growth. The fund produced lower returns than its benchmark, primarily due to its focus on higher-quality companies early in the reporting period, when more speculative stocks led the market rally.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation by investing in midsize companies. In pursuing this goal, we use quantitative models designed to identify equity securities with attractive long-term relative valuations, sustainable earnings and behavioral factors, such as stock buybacks and analysts’ earnings revisions, that may indicate potential misvaluations.We generally maintain sector concentrations that are roughly in line with the Index. We periodically reapply these models and adjust the fund’s holdings. Stocks no longer favored by the models are sold, and highly rated stocks are purchased.The fund’s models are enhanced from time to time as suggested by our team’s ongoing research efforts.

Global Economic Concerns Intensified

The year 2010 began in the midst of an economic recovery and stock market rally as improved manufacturing activity and an apparent bottoming of residential housing prices helped boost confidence among businesses, consumers and investors. The economic recovery appeared to gain additional traction during the first quarter of the

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

year, when employment gains suggested that stubbornly high unemployment might moderate.

At the same time, however, several developments threatened the economic rebound. Europe was roiled by a sovereign debt crisis when Greece and other nations found themselves unable to finance heavy debt burdens, requiring intervention by the International Monetary Fund and the European Union. Meanwhile, robust economic growth in China, one of the primary engines of the global economic recovery, seemed to spark local inflationary pressures, and investors grew worried that remedial measures might dampen the region’s growth. In the United States, a number of mixed economic indicators suggested that economic headwinds might further constrain already mild growth.

Consequently, midcap stocks gave back their previous gains, generally ending the reporting period lower than where they began. However, midcap stocks produced higher returns, on average, than large-cap stocks over the first half of the year.

Stock Selections Produced Mixed Results

Although a generally cautious investment posture limited the fund’s participation early in the reporting period during a market rally that was led by lower-quality stocks, it helped protect the fund from the brunt of market declines in May and June, when investors grew increasingly risk-averse. Nonetheless, it was not enough to fully offset earlier shortfalls.

Laggards during the reporting period were concentrated in the industrials and financials sectors. Industrials component Hertz Global Holdings suffered when a bidding war developed for another car rental company, and telephone directories publisher Dex One Corp. (formerly R.H. Donnelly Co.) encountered softer sales and earnings. Among financial companies, Federated Investors stumbled due to lower earnings, and Moody’s lost value amid concerns regarding the impact of proposed regulatory reform legislation. In other areas, H&R Block declined after an earnings warning stemming from consumers’ declining use of tax preparation services. Seagate Technology fell due to pricing pressures in the disk-drive market, and Western Digital reported earnings that fell short of analysts’ expectations.

Our security selection strategy proved more successful in other areas.For example, in the technology sector, flash memory maker SanDisk reported record earnings after its chips were used in Apple’s popular iPod and iPad mobile devices. Among health care companies, laboratory equipment maker Millipore received an acquisition offer from a German pharmaceutical company, boosting its stock price. Apparel retailer Aeropostale gained value after reporting improved sales and profits and increasing its guidance to analysts.The consumer staples sector contained several winners, including Del Monte Foods and Hershey, both of which raised earnings estimates after strong quarterly results. In the energy sector, Cimarex Energy benefited from higher oil and gas prices, while Whiting Petroleum announced favorable quarterly results, as predicted by our model.

Refocusing on Value and Quality

We are cautiously optimistic that current uncertainty regarding financial reform and the European debt crisis will be resolved, and investors are likely to refocus on the valuation and quality factors that drive our quantitative investment process. In the meantime, we have continued to uncover what we believe to be attractively valued opportunities among fundamentally strong companies.

July 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Midsize companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies.The shares of midsize companies tend to trade less frequently than those of larger, more established companies.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through November 30, 2010, at which time it may be extended, terminated or modified.
Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Index is a widely accepted, unmanaged index of medium-
cap stock market performance. Investors cannot invest directly in an index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Active MidCap Fund from January 1, 2010 to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2010
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 5.50	$ 10.25	$ 9.67	$ 5.41
Ending value (after expenses)	$964.40	$959.40	$960.20	$964.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2010
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 5.66	$ 10.54	$ 9.94	$ 5.56
Ending value (after expenses)	$1,019.19	$1,014.33	$1,014.93	$1,019.29

† Expenses are equal to the fund’s annualized expense ratio of 1.13% for Class A, 2.11% for Class B, 1.99% for Class C, and 1.11% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2010 (Unaudited)

Common Stocks—99.9%	Shares	Value ($)
Consumer Discretionary—14.5%
Aeropostale	155,750 [a]	4,460,680
American Greetings, Cl. A	35,100	658,476
Autoliv	137,100 [b]	6,560,235
Big Lots	135,600 [a,b]	4,351,404
Career Education	147,000 [a,b]	3,383,940
CBS, Cl. B	414,000	5,353,020
Corinthian Colleges	211,500 [a,b]	2,083,275
DeVry	9,300	488,157
DISH Network, Cl. A	8,000	145,200
Dollar Tree	20,850 [a]	867,986
Gannett	115,300	1,551,938
Harman International Industries	151,400 [a]	4,525,346
McGraw-Hill	99,700	2,805,558
Rent-A-Center	94,400 [a]	1,912,544
Ross Stores	111,800 [b]	5,957,822
Scholastic	10,600 [b]	255,672
Tiffany & Co.	39,400	1,493,654
TJX	59,900	2,512,805
Virgin Media	54,400 [b]	907,936
Warnaco Group	67,600 [a]	2,443,064
Washington Post, Cl. B	4,500	1,847,160
Whirlpool	24,100	2,116,462
Williams-Sonoma	179,500	4,455,190
		61,137,524
Consumer Staples—7.4%
ConAgra Foods	233,700	5,449,884
Del Monte Foods	343,400	4,941,526
Energizer Holdings	19,800 [a]	995,544
Estee Lauder, Cl. A	91,800	5,116,014
H.J. Heinz	34,600	1,495,412
Hershey	89,900	4,308,907
Lancaster Colony	19,700	1,051,192
Lorillard	27,300	1,965,054
Safeway	46,700	918,122
Tyson Foods, Cl. A	310,000	5,080,900
		31,322,555

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy—6.0%
Cimarex Energy	98,600	7,057,788
EXCO Resources	270,400	3,950,544
Forest Oil	166,500 [a]	4,555,440
Spectra Energy	282,000	5,659,740
Whiting Petroleum	54,600 [a]	4,281,732
		25,505,244
Financial—16.9%
American Financial Group	136,900	3,740,108
AmeriCredit	231,100 [a]	4,210,642
Annaly Capital Management	450,700 [c]	7,729,505
Apartment Investment & Management, Cl. A	172,800	3,347,136
CB Richard Ellis Group, Cl. A	87,300 [a]	1,188,153
Chimera Investment	253,100	913,691
Discover Financial Services	75,938	1,061,613
Douglas Emmett	100,000	1,422,000
Endurance Specialty Holdings	46,900	1,760,157
Everest Re Group	14,800	1,046,656
Federated Investors, Cl. B	206,400 [b]	4,274,544
Fifth Third Bancorp	508,900	6,254,381
Interactive Brokers Group, Cl. A	120,000 [a,b]	1,992,000
Investment Technology Group	164,900 [a]	2,648,294
Marshall & Ilsley	300,000	2,154,000
Moody’s	278,900 [b]	5,555,688
Nasdaq OMX Group	38,600 [a]	686,308
Plum Creek Timber	900 [b,c]	31,077
Potlatch	61,700 [c]	2,204,541
Protective Life	167,700	3,587,103
Reinsurance Group of America	17,800	813,638
SL Green Realty	84,200 [c]	4,634,368
SVB Financial Group	100,600 [a]	4,147,738
T. Rowe Price Group	30,600	1,358,334
Unum Group	76,200	1,653,540
Waddell & Reed Financial, Cl. A	136,200	2,980,056
		71,395,271

Common Stocks (continued)	Shares	Value ($)
Health Care—12.7%
Cephalon	14,600 [a]	828,550
CIGNA	82,800	2,571,768
Endo Pharmaceuticals Holdings	151,500 [a]	3,305,730
Hologic	136,800 [a]	1,905,624
Hospira	132,300 [a]	7,600,635
Humana	101,100 [a]	4,617,237
Kinetic Concepts	5,200 [a,b]	189,852
King Pharmaceuticals	449,200 [a]	3,409,428
Laboratory Corp. of
America Holdings	18,300 [a,b]	1,378,905
Life Technologies	123,100 [a]	5,816,475
Medicis Pharmaceutical, Cl. A	55,000	1,203,400
Mednax	30,700 [a]	1,707,227
Mettler-Toledo International	44,600 [a]	4,978,698
Mylan	203,700 [a,b]	3,471,048
Omnicare	189,000 [b]	4,479,300
Perrigo	11,600	685,212
Tenet Healthcare	279,100 [a]	1,211,294
Vertex Pharmaceuticals	129,900 [a]	4,273,710
		53,634,093
Industrial—9.1%
Carlisle Cos	96,400	3,482,932
Cummins	8,800	573,144
FTI Consulting	33,800 [a,b]	1,473,342
Hubbell, Cl. B	12,900	512,001
ITT	24,300	1,091,556
Nordson	21,900	1,228,152
Oshkosh	108,900 [a]	3,393,324
R.R. Donnelley & Sons	322,400	5,277,688
Southwest Airlines	472,800	5,252,808
SPX	15,400	813,274
Textron	268,300	4,553,051
Timken	74,000	1,923,260
Toro	63,800	3,133,856

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Valmont Industries	76,500	5,558,490
		38,266,878
Information Technology—18.8%
CA	195,300	3,593,520
Cadence Design Systems	91,500 [a]	529,785
Convergys	441,400 [a]	4,330,134
Cypress Semiconductor	406,300 [a]	4,079,252
DST Systems	65,400	2,363,556
Fairchild Semiconductor International	538,000 [a]	4,524,580
Fiserv	141,200 [a]	6,447,192
IAC/InterActiveCorp	49,700 [a]	1,091,909
Intuit	124,400 [a]	4,325,388
Lexmark International, Cl. A	118,200 [a]	3,904,146
ManTech International, Cl. A	13,500 [a]	574,695
McAfee	28,200 [a]	866,304
Micron Technology	521,100 [a]	4,424,139
MICROS Systems	41,000 [a]	1,306,670
NeuStar, Cl. A	5,900 [a]	121,658
RF Micro Devices	1,184,500 [a]	4,631,395
SanDisk	189,600 [a]	7,976,472
Seagate Technology	418,900 [a]	5,462,456
Tellabs	137,800	880,542
Varian Semiconductor
Equipment Associates	107,100 [a,b]	3,069,486
VeriSign	177,000 [a,b]	4,699,350
Vishay Intertechnology	548,400 [a]	4,244,616
Western Digital	190,100 [a]	5,733,416
		79,180,661
Materials—6.1%
Crown Holdings	14,800 [a]	370,592

Common Stocks (continued)	Shares	Value ($)
Materials (continued)
Cytec Industries	40,700	1,627,593
Huntsman	298,600	2,588,862
International Paper	320,900	7,261,967
Lubrizol	79,600	6,392,676
Nalco Holding	96,300	1,970,298
Reliance Steel & Aluminum	131,100	4,739,265
Sealed Air	3,500	69,020
Worthington Industries	43,200	555,552
		25,575,825
Utilities—8.4%
American Water Works	10,297	212,118
Constellation Energy Group	194,100	6,259,725
Great Plains Energy	241,600	4,112,032
IDACORP	29,900	994,773
Integrys Energy	132,900 [b]	5,813,046
NV Energy	62,100	733,401
Pinnacle West Capital	153,700	5,588,532
PNM Resources	116,100	1,297,998
TECO Energy	404,500	6,095,815
Westar Energy	139,800	3,021,078
Wisconsin Energy	28,600	1,451,164
		35,579,682
Total Common Stocks
(cost $426,832,754)		421,597,733

Other Investment—.2%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,003,000)	1,003,000 [d]	1,003,000

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—6.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $25,263,874)	25,263,874 [d]	25,263,874
Total Investments (cost $453,099,628)	106.1%	447,864,607
Liabilities, Less Cash and Receivables	(6.1%)	(25,958,467)
Net Assets	100.0%	421,906,140

a Non-income producing security.
b Security, or portion thereof, on loan.At June 30, 2010, the total market value of the fund’s securities on loan is
$26,460,899 and the total market value of the collateral held by the fund is $27,398,383, consisting of cash collateral of $25,263,874 and U.S. Government and Agency securities valued at $2,134,509.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	18.8	Consumer Staples	7.4
Financial	16.9	Money Market Investments	6.2
Consumer Discretionary	14.5	Materials	6.1
Health Care	12.7	Energy	6.0
Industrial	9.1
Utilities	8.4		106.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $26,460,899)—Note 1(b):
Unaffiliated issuers			426,832,754	421,597,733
Affiliated issuers			26,266,874	26,266,874
Dividends and interest receivable				552,686
Receivable for shares of Common Stock subscribed				55,488
Prepaid expenses				21,331
				448,494,112
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				511,054
Cash overdraft due to Custodian				20,004
Liability for securities on loan—Note 1(b)				25,263,874
Payable for shares of Common Stock redeemed				573,820
Accrued expenses				219,220
				26,587,972
Net Assets ($)				421,906,140
Composition of Net Assets ($):
Paid-in capital				660,966,955
Accumulated undistributed investment income—net				898,478
Accumulated net realized gain (loss) on investments				(234,724,272)
Accumulated net unrealized appreciation
(depreciation) on investments				(5,235,021)
Net Assets ($)				421,906,140

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	407,285,068	3,094,063	7,618,924	3,908,085
Shares Outstanding	15,085,267	120,110	294,885	142,913
Net Asset Value Per Share ($)	27.00	25.76	25.84	27.35

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,564,035
Affiliated issuers	2,791
Income from securities lending—Note 1(b)	27,088
Total Income	3,593,914
Expenses:
Management fee—Note 3(a)	1,745,230
Shareholder servicing costs—Note 3(c)	954,337
Distribution fees—Note 3(b)	46,953
Professional fees	39,046
Custodian fees—Note 3(c)	24,481
Prospectus and shareholders’ reports	20,277
Directors’ fees and expenses—Note 3(d)	16,884
Registration fees	14,383
Loan commitment fees—Note 2	6,208
Miscellaneous	23,489
Total Expenses	2,891,288
Less—reduction in expenses due to undertakings—Note 3(a)	(195,837)
Less—reduction in fees due to earnings credits—Note 1(b)	(1,590)
Net Expenses	2,693,861
Investment Income—Net	900,053
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	47,655,839
Net unrealized appreciation (depreciation) on investments	(64,768,288)
Net Realized and Unrealized Gain (Loss) on Investments	(17,112,449)
Net (Decrease) in Net Assets Resulting from Operations	(16,212,396)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009[a]
Operations ($):
Investment income—net	900,053	3,723,157
Net realized gain (loss) on investments	47,655,839	(134,898,912)
Net unrealized appreciation
(depreciation) on investments	(64,768,288)	257,839,035
Net Increase (Decrease) in Net Assets
Resulting from Operations	(16,212,396)	126,663,280
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(399,624)	(3,303,232)
Class C Shares	—	(3,117)
Class I Shares	—	(18,759)
Total Dividends	(399,624)	(3,325,108)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	60,471,626	35,520,958
Class B Shares	—	45,970
Class C Shares	556,048	422,108
Class I Shares	1,482,565	1,970,230
Class T Shares	—	150,635
Dividends reinvested:
Class A Shares	380,609	3,096,988
Class C Shares	—	2,877
Class I Shares	—	14,794
Cost of shares redeemed:
Class A Shares	(82,773,709)	(126,352,944)
Class B Shares	(1,789,362)	(3,471,598)
Class C Shares	(1,037,729)	(2,199,010)
Class I Shares	(1,510,078)	(3,445,040)
Class T Shares	—	(5,957,856)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(24,220,030)	(100,201,888)
Total Increase (Decrease) in Net Assets	(40,832,050)	23,136,284
Net Assets ($):
Beginning of Period	462,738,190	439,601,906
End of Period	421,906,140	462,738,190
Undistributed investment income—net	898,478	398,049

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	2,052,815	1,612,675
Shares issued for dividends reinvested	12,446	108,942
Shares redeemed	(2,869,256)	(5,679,685)
Net Increase (Decrease) in Shares Outstanding	(803,995)	(3,958,068)
Class Bb
Shares sold	—	1,987
Shares redeemed	(63,469)	(155,459)
Net Increase (Decrease) in Shares Outstanding	(63,469)	(153,472)
Class C
Shares sold	19,550	18,413
Shares issued for dividends reinvested	—	105
Shares redeemed	(37,088)	(105,021)
Net Increase (Decrease) in Shares Outstanding	(17,538)	(86,503)
Class I
Shares sold	49,565	84,530
Shares issued for dividends reinvested	—	515
Shares redeemed	(51,655)	(154,444)
Net Increase (Decrease) in Shares Outstanding	(2,090)	(69,399)
Class Tc
Shares sold	—	7,375
Shares redeemed	—	(304,847)
Net Increase (Decrease) in Shares Outstanding	—	(297,472)

a	Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b	During the period ended June 30, 2010, 41,723 Class B shares representing $1,172,544, were automatically converted to 39,914 Class A shares and during the period ended December 31, 2009, 75,570 Class B shares representing $1,769,768 were automatically converted to 72,127 Class A shares.
c	On the close of business on February 4, 2009, 48,954 Class T shares representing $959,991 were converted to
48,460 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2010			Year Ended December 31,
Class A Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	28.02	20.87	38.24	47.92	47.02	44.42
Investment Operations:
Investment income—net[a]	.06	.21	.13	.24	.14	.13
Net realized and unrealized
gain (loss) on investments	(1.05)	7.15	(17.22)	(2.51)	6.16	6.03
Total from
Investment Operations	(.99)	7.36	(17.09)	(2.27)	6.30	6.16
Distributions:
Dividends from
investment income—net	(.03)	(.21)	(.28)	(.18)	(.08)	(.09)
Dividends from net realized
gain on investments	—	—	(.00)[b]	(7.23)	(5.32)	(3.47)
Total Distributions	(.03)	(.21)	(.28)	(7.41)	(5.40)	(3.56)
Net asset value,
end of period	27.00	28.02	20.87	38.24	47.92	47.02
Total Return (%)[c]	(3.56)[d]	35.24	(44.73)	(4.76)	13.56	14.40
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	1.22[e]	1.32	1.22	1.19	1.20	1.16
Ratio of net expenses
to average net assets	1.13[e]	1.21	1.21	1.19[f]	1.20[f]	1.16
Ratio of net investment
income to average
net assets	.41[e]	.90	.40	.50	.29	.29
Portfolio Turnover Rate	71.69[d]	189.84	91.38	88.97	40.30	37.93
Net Assets, end of period
($ x 1,000)	407,285	445,290	414,176	1,021,924	1,131,962	1,041,238

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2010			Year Ended December 31,
Class B Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	26.85	20.03	36.56	46.33	45.86	43.67
Investment Operations:
Investment (loss)—net[a]	(.08)	(.00)[b]	(.14)	(.14)	(.23)	(.24)
Net realized and unrealized
gain (loss) on investments	(1.01)	6.82	(16.39)	(2.40)	6.02	5.90
Total from Investment Operations	(1.09)	6.82	(16.53)	(2.54)	5.79	5.66
Distributions:
Dividends from net realized
gain on investments	—	—	(.00)[b]	(7.23)	(5.32)	(3.47)
Net asset value, end of period	25.76	26.85	20.03	36.56	46.33	45.86
Total Return (%)[c]	(4.06)[d]	34.05	(45.21)	(5.51)	12.78	13.48
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.21[e]	2.24	2.07	1.97	1.97	1.99
Ratio of net expenses
to average net assets	2.11[e]	2.12	2.06	1.97[f]	1.97[f]	1.99
Ratio of net investment (loss)
to average net assets	(.58)[e]	(.01)	(.45)	(.30)	(.49)	(.54)
Portfolio Turnover Rate	71.69[d]	189.84	91.38	88.97	40.30	37.93
Net Assets, end of period
($ x 1,000)	3,094	4,929	6,752	17,435	22,388	20,938

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

Six Months Ended
June 30, 2010			Year Ended December 31,
Class C Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	26.91	20.07	36.60	46.36	45.90	43.70
Investment Operations:
Investment income (loss)—net[a]	(.06)	.02	(.12)	(.12)	(.20)	(.21)
Net realized and unrealized
gain (loss) on investments	(1.01)	6.83	(16.41)	(2.41)	5.98	5.88
Total from Investment Operations	(1.07)	6.85	(16.53)	(2.53)	5.78	5.67
Distributions:
Dividends from
investment income—net	—	(.01)	—	—	—	—
Dividends from net realized
gain on investments	—	—	(.00)[b]	(7.23)	(5.32)	(3.47)
Total Distributions	—	(.01)	(.00)[b]	(7.23)	(5.32)	(3.47)
Net asset value, end of period	25.84	26.91	20.07	36.60	46.36	45.90
Total Return (%)[c]	(3.98)[d]	34.13	(45.16)	(5.48)	12.75	13.49
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.07[e]	2.14	2.02	1.94	1.93	1.93
Ratio of net expenses
to average net assets	1.99[e]	2.03	2.01	1.94[f]	1.93[f]	1.93
Ratio of net investment income
(loss) to average net assets	(.44)[e]	.09	(.41)	(.26)	(.43)	(.49)
Portfolio Turnover Rate	71.69[d]	189.84	91.38	88.97	40.30	37.93
Net Assets, end of period
($ x 1,000)	7,619	8,407	8,005	21,231	26,406	18,166

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2010			Year Ended December 31,
Class I Shares	(Unaudited)	2009	2008	2007[a]	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	28.36	21.10	38.49	48.25	47.37	44.72
Investment Operations:
Investment income (loss)—net[b]	.06	.16	(.04)	.29	.16	.12
Net realized and unrealized
gain (loss) on investments	(1.07)	7.23	(17.27)	(2.54)	6.19	6.12
Total from Investment Operations	(1.01)	7.39	(17.31)	(2.25)	6.35	6.24
Distributions:
Dividends from
investment income—net	—	(.13)	(.08)	(.28)	(.15)	(.12)
Dividends from net realized
gain on investments	—	—	(.00)[c]	(7.23)	(5.32)	(3.47)
Total Distributions	—	(.13)	(.08)	(7.51)	(5.47)	(3.59)
Net asset value, end of period	27.35	28.36	21.10	38.49	48.25	47.37
Total Return (%)	(3.56)[d]	35.01	(45.03)	(4.67)	13.56	14.48
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.20[e]	1.61	1.68	1.09	1.18	1.11
Ratio of net expenses
to average net assets	1.11[e]	1.50	1.66	1.09[f]	1.18[f]	1.11
Ratio of net investment income
(loss) to average net assets	.44[e]	.70	(.13)	.60	.32	.27
Portfolio Turnover Rate	71.69[d]	189.84	91.38	88.97	40.30	37.93
Net Assets, end of period
($ x 1,000)	3,908	4,112	4,524	20,696	15,328	10,312

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Active MidCap Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to maximize capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (40 million shares authorized), Class B (30 million shares authorized), Class C (15 million shares authorized) and Class I (15 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	415,037,498	—	—	415,037,498
Equity Securities—
Foreign†	6,560,235	—	—	6,560,235
Mutual Funds	26,266,874	—	—	26,266,874
† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund.The remain-

ing portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2010, The Bank of New York Mellon earned $11,609 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2010 were as follows:

Affiliated
Investment	Value		Value	Net
Company	12/31/2009 ($)	Purchases ($)	Sales ($) 6/30/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	5,831,000	68,996,000	73,824,000 1,003,000.2
Dreyfus
Institutional
Cash
Advantage
Fund	76,044,585	147,157,231	197,937,942 25,263,874	6.0
Total	81,875,585	216,153,231	271,761,942 26,266,874	6.2

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $280,966,080 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, $6,119,049 of the carryover expires in fiscal 2010, $63,095,316 expires in fiscal 2016 and $211,751,715 expires in fiscal 2017.Also, as a result of the fund’s merger with Dreyfus Premier Aggressive Growth Fund and Dreyfus Aggressive Growth Fund, capital losses of $3,059,524 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. This acquired capital loss is expected to expire in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2009 was as follows: ordinary income $3,325,108. The tax character of current year distributions will be determined at the end of the current year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager had agreed from January 1, 2010 through May 31, 2010 to waive a portion of the fund’s management fee in the amount of .10% of the value of the fund’s average daily net assets. The Manager has contractually agreed, from June 1, 2010 through November 30, 2010, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 fees, Shareholder service fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.25%.The reduction in expenses, pursuant to the undertakings, amounted to $195,837 during the period ended June 30, 2010.

During the period ended June 30, 2010, the Distributor retained $4,698 from commissions earned on sales of the fund’s Class A shares, and $4,691 and $58 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended June 30, 2010, Class B and Class C shares were charged $15,304 and $31,649, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer,financial institution or industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2010, Class A, Class B and Class C shares were charged $560,862, $5,101 and $10,550, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2010, the fund was charged $174,453 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2010, the fund was charged $23,059 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,590.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2010, the fund was charged $24,481 pursuant to the custody agreement.

During the period ended June 30, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $278,109, Rule 12b-1 distribution plan fees $7,083, shareholder services plan fees $91,849, custodian fees $14,834, chief compliance

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

officer fees $4,113 and transfer agency per account fees $115,260, which are offset against an expense reimbursement currently in effect in the amount of $194.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2010, amounted to $327,286,226 and $350,749,453, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended June 30, 2010. These disclosures did not impact the notes to the financial statements.

At June 30, 2010, accumulated net unrealized depreciation on investments was $5,235,021, consisting of $27,573,937 gross unrealized appreciation and $32,808,958 gross unrealized depreciation.

At June 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

On July 19, 2010, the Board of Directors approved separate Agreements and Plans of Reorganization between the fund and each of Dreyfus Managers Funds I, on behalf of Dreyfus S&P STARS Opportunities Fund (“S&P STARS Opportunities”) and Advantage Funds, Inc., on

behalf of Dreyfus Structured Midcap Fund (“Structured Midcap”) the (“Acquired Funds”), providing for the Acquired Funds to merge into the fund as part of a tax-free reorganization. The mergers, which are subject to the approval of the respective Acquired Funds’ shareholders, on or about November 17, 2010, currently are anticipated to occur on or about January 27, 2011, with respect to S&P STARS Opportunities, and on or about January 20, 2011, with respect to Structured Midcap. On those dates, the Acquired Funds’ Class A, Class B, Class C and Class I shares will merge into Class A, Class B, Class C and Class I shares of the fund. On its merger date, the Acquired Funds would exchange all of their assets at net asset value, subject to liabilities, for an equivalent value of shares of the fund. Such shares will be distributed pro rata to shareholders of the Acquired Funds so that each shareholder receives a number of shares of the fund equal to the aggregate net asset value of the shareholder’s Acquired Funds’ shares.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF
THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a Meeting of the fund’s Board of Directors held on April 26, 2010, the Board considered the re-approval of the fund’s Management Agreement through November 30, 2010, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and representatives of the Manager confirmed that there had been no material changes in the information. The Board also discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships that the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in the fund’s reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed reports prepared by Lipper that presented the fund’s performance as well as comparisons of total return performance for the fund to the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also were selected by Lipper, all for various periods ended March 31, 2010. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe. The Manager also provided a comparison of the fund’s total returns to the returns of the fund’s benchmark index.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements available to Lipper as of March 31, 2010. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was at the Expense Group median, and that the fund’s actual management fee was lower than the Expense Group median and Expense Universe median.The Board also noted that the fund’s total expense ratio (Class A shares) was lower than the Expense Group median and Expense Universe median. The Board noted the

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INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

effect on the fund’s total expense ratio of the Manager’s undertaking to waive receipt of a portion of the fund’s management fee during the prior year. The Board noted that this undertaking would expire on May 31, 2010 and that the Manager committed, for the period June 1, 2010 through November 30, 2010, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding the fund’s Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.25%.

With respect to the fund’s performance (Class A shares), the Board noted that the fund achieved second quartile total return rankings (the first quartile being the highest performance ranking group) in the Performance Group and Performance Universe for the 1-year period, fourth quartile total return rankings in the Performance Group and Performance Universe for the longer-term reported time periods up to 5 years, and third quartile total return rankings in the Performance Group and Performance Universe for the 10-year period.The Board noted the appointment in early 2009 of new co-primary portfolio managers for the fund, one of whom delivered a presentation to the Board that described the investment philosophy and process being used to manage the fund.The Board also noted the extensive research and related resources underlying the portfolio managers’ investment process.The Board then noted the second quartile Performance Group and Performance Universe rankings for the one-year period were achieved by the new portfolio managers.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates that were reported in the same Lipper category as the fund (the “Similar Funds”).The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar

Funds to evaluate the appropriateness and reasonableness of the fund’s management fee. The Manager’s representatives noted that there were no similarly managed institutional separate accounts or commingled funds, or wrap fee accounts, managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager for the fund and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also had been informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of a fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s asset size from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board also considered Dreyfus’ brokerage policies and practices,the standards applied in seeking best execution, and their policies and practices regarding soft dollars.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted the soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including

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INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided.The Board also noted the Manager’s waiver of receipt of a portion of the fund’s management fee during the period and its effect on profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate.

  The Board noted the recent appointment of the new portfolio managers, the research and resources that support their investment process and the fund’s stronger relative performance over the past year achieved by the new portfolio managers.

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement through November 30, 2010 was in the best interests of the fund and its shareholders.

The Fund 37

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and       Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

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Item 12.    Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATEGIC FUNDS, INC.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 23, 2010

By: /s/ James Windels
James Windels, Treasurer
Date:	August 23, 2010

EXHIBIT INDEX

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

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